Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2022 USD ($) yr $ / shares	Dec. 31, 2021 USD ($) yr $ / shares
Disclosure of Weighted average fair value [abstract]
Weighted-average fair value | $	$ 15.69	$ 11.34
Share price	$ 102	$ 88.78
Exercise price	$ 102	$ 88.78
Risk-free interest rate	1.60%	0.80%
Dividend yield	2.40%	2.80%
Volatility factor	21.00%	21.00%
Expected life (in years) | yr	5	5